Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Opportunities Fund

10|31|05

Semiannual Report

PUTNAM
INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Capital Opportunities Fund

10| 31| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	59

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

During the period that ended October 31, 2005, domestic stocks advanced at a pace reflecting their long-term average returns, while bonds registered sub-par results. Outside the United States, most markets showed more impressive gains. Although U.S. economic growth proceeded at a steady pace, new concerns emerged. High energy prices, the Federal Reserve Board’s program of interest-rate increases, and the impact of the unusually active 2005 hurricane season proved challenging to consumers and sparked brief bouts of volatility in financial markets. Putnam Management believes that energy prices, interest rates, and the aftereffects of this year’s storms are likely to continue to shape investment opportunities and risks in the months to come.

Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

2

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Capital Opportunities Fund: seeking
overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has a value. It can be based on the firm’s physical assets (factories, inventory, staff) or on less easily quantifiable measures (long-term competitive advantage, management team expertise, or research and development efforts). A stock’s perceived value in the market, however, may or may not reflect its inherent value; as a result, the stock price may not accurately reflect the company’s current situation or future potential. In addition, unlike the widely followed large, blue-chip companies, smaller companies are less likely to be covered by industry researchers. This lack of coverage can also lead these stocks to be undervalued in the marketplace.

A stock may be undervalued for other good reasons, such as when the company has problems that concern its management, industry, or product line, or when the company’s true worth is overshadowed by temporary factors, such as a cyclical industry downturn or a one-time inventory issue. It is up to the fund’s management team to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

To uncover undervalued stocks with the long-term potential for growth, the members of Putnam Capital Opportunities Fund’s management team draw on their experience as well as on the expertise of Putnam’s equity analysts. Because the fund is managed in Putnam’s blend style, the team is not focused solely on either growth- or value-style stocks and can choose from the entire universe of

4

over 2,500 U.S. small and midsize companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in these companies.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Investor overreaction can mean investment opportunities

An important factor in the analysis performed by the management team of Putnam Capital Opportunities Fund is “behavioral insight.” When an event that negatively affects a company occurs, such as a temporary inventory shortage or a change in management, investors may overreact, either by selling off the stock or buying it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio managers and analysts of Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates sophisticated quantitative models, behavioral insights, and an in-depth analysis of each company’s fundamental worth.

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund targets companies believed to be worth more than their current stock prices may indicate, and can own stocks with both growth and value characteristics. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.

Highlights
* For the six months ended October 31, 2005, Putnam Capital Opportunities Fund’s class A shares returned 15.50% without sales charges.
* The fund’s benchmark, the Russell 2500 Index, gained 11.23%.
* The average return for the fund’s Lipper category, Small-Cap Core Funds, was 11.19%. During the period, Lipper reassigned the fund to this category from its previous category, Mid-Cap
Core Funds.
* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance
Total return for class A shares for periods ended 10/31/05

	Average annual return		Cumulative return
	NAV	POP	NAV	POP
Life of fund (inception: 6/1/98)	8.34%	7.56%	81.26%	71.76%

5 years	4.52	3.40	24.73	18.20

1 year	17.10	10.95	17.10	10.95

6 months	--	--	15.50	9.41

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

6

Report from the fund managers The period in review
We are pleased to report that your fund delivered solid returns at net asset value (NAV, or without sales charges) for the six months ended October 31, 2005. Based on results at NAV, the fund outperformed its benchmark, the Russell 2500 Index, and the average return for funds in its new Lipper category. Stock selection in the capital goods and consumer cyclical sectors contributed positively to performance, as did our emphasis on stocks with low price-to-earnings ratios. In addition, the fund’s investments in energy companies -- particularly those with high reserves -- proved beneficial as oil prices rose. Stocks in the retail sector detracted from returns somewhat during the period.

Market overview

During the six months ended October 31, 2005, stocks gained ground overall, although at several points, investors were distracted by issues such as rising interest rates and soaring energy prices. These worries, however, were offset by some positive trends. The economy continued to expand, job creation improved, and corporate profits were generally solid. Stock market performance was strong early in the period, punctuated by an advance in July that pushed the S&P 500 and Nasdaq Composite Indexes to new four-year highs.

In the second half of the period, however, U.S. financial markets were more volatile. Among the factors causing market jitters were surging oil prices and the devastation on the U.S. Gulf Coast caused by hurricanes Katrina and Rita. October was an especially tough month overall for the markets; major stock indexes declined as investors grew increasingly concerned about inflation and slowing economic growth. These concerns were tempered at the close of the month when the Commerce Department reported that U.S. gross domestic product had grown at a faster-than-expected rate for the third calendar quarter, indicating that the economy remained strong despite its recent

7

challenges. In November, just after the close of the semiannual period, the Federal Reserve Board (the Fed) raised short-term interest rates for the 12th consecutive time since June 2004.

Strategy overview

During the period, we continued to adhere to our disciplined strategy of targeting companies that we believe have sound business models and steadily growing cash flows. In selecting stocks for the portfolio, we carefully assess the underlying value of each company’s business. While a company’s stock price may fluctuate, this underlying value is crucial in determining its long-term growth potential.

In seeking stocks whose current market prices are less than what we consider their fundamental, long-term worth, we analyze factors such as future earnings-growth potential and the ability to generate cash over the long term. We also evaluate the attractiveness of a company compared to other firms in its industry. Once a stock reaches what we believe to be its fair value, we reduce or eliminate the fund’s position in that stock and reinvest the proceeds in securities that appear to have greater potential for long-term appreciation.

Your fund’s holdings

Among the holdings that contributed positively to performance during the fund’s fiscal year was Administaff, a

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 10/31/05.

Equities
Russell 2500 Index (stocks of small and midsize companies)	11.23%

Russell 1000 Growth Index (large-company growth stocks)	7.59%

Russell 1000 Value Index (large-company value stocks)	4.82%

S&P 500 Index (broad stock market)	5.27%

Bonds
Lehman Aggregate Bond Index (broad bond market)	0.15%

Lehman Municipal Bond Index (tax-exempt bonds)	0.58%

Lehman Global Aggregate Bond Index (international bonds)	–3.99%

8

company that provides human resources services to small and midsized businesses throughout the United States. Administaff’s stock advanced strongly after the company posted better-than-expected third-quarter results, with revenue increasing nearly 21%. The company’s renewed strength was due in part to successful client retention and new hires within the company’s existing client base. Improved cash flow and earnings helped boost the stock of Terex Corporation during the semiannual period. This manufacturer of construction and transportation equipment was able to overcome the challenge of increasing steel prices during the period.

Another highlight in the fund’s portfolio was Vintage Petroleum, an independent oil and gas exploration company. The stock performed strongly throughout the period, and delivered further gains after Occidental Petroleum announced a deal to buy the company. Another positive contributor in the energy sector was Giant Industries, an oil and gas refining company. This stock performed particularly well in the aftermath of Hurricane Katrina, when tightened supply and demand helped the company’s margins.

Despite the fund’s solid returns, some portfolio holdings, particularly in the retail sector, detracted from performance. The stock of footwear

9

and apparel maker Timberland declined during the period as its revenue fell due to weak U.S. sales in boots and women’s casual footwear.

Another disappointment during the period was the stock of Georgia Gulf Corporation, a manufacturer of chemical products in North America. The stock declined in the aftermath of Hurricanes Katrina and Rita, which led to supply constraints and lower inventories for the company. The company’s plants have since resumed normal operations, and the stock remained in the fund’s portfolio at the close of the period. Also detracting from returns was fund holding Rent-A-Center, a rent-to-own retailer with more than 2,700 stores throughout the United States, Canada, and Puerto Rico. The company’s sales weakened as lower-income consumers felt the pinch of rising energy costs. Yankee Candle also declined during the period. This retailer, which has more than 300 stores in 42 states, announced that it would close up to 20 stores, cut jobs, and raise prices in response to rising candle wax and energy costs. Despite their short-term underperformance, all these holdings remained in the portfolio at the close of the period because we believe their valuations and revenue prospects remain attractive.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 10/31/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry
Terex Corp. (2.7%)	Machinery

BMC Software, Inc. (2.5%)	Software

Earthlink, Inc. (2.5%)	Telecommunications

CMS Energy Corp. (2.4%)	Electric utilities

Citrix Systems, Inc. (2.4%)	Software

Steel Dynamics, Inc. (2.2%)	Metals

AmerUs Group Co. (2.2%)	Insurance

Manor Care, Inc. (2.1%)	Health-care services

Vintage Petroleum, Inc. (2.1%)	Oil and gas

Supervalu, Inc. (2.1%)	Retail

10

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

At the close of the semiannual period, worries about rising interest rates, high energy costs, and slowing consumer spending continued to weigh on the financial markets. However, there was also good news, including relatively tame inflation and a healthy pace of corporate profitability growth. While Putnam’s economists anticipate rising market volatility in the months ahead, they do not expect a recession for the U.S. economy.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

11

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended October 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 10/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	81.26%	71.76%	71.69%	71.69%	71.80%	71.80%	74.59%	68.44%	78.06%	83.94%
Annual average	8.34	7.56	7.55	7.55	7.56	7.56	7.80	7.28	8.08	8.56

5 years	24.73	18.20	20.14	18.16	20.17	20.17	21.49	17.26	23.21	26.47
Annual average	4.52	3.40	3.74	3.39	3.74	3.74	3.97	3.24	4.26	4.81

1 year	17.10	10.95	16.20	11.20	16.27	15.27	16.43	12.35	16.79	17.44

6 months	15.50	9.41	14.97	9.97	15.05	14.05	15.11	11.12	15.29	15.65

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

12

Comparative index returns
For periods ended 10/31/05

		Lipper Small-Cap
	Russell 2500	Core Funds
	Index	category average*
Life of fund	81.44%	80.74%
Annual average	8.36	7.82

5 years	45.97	54.02
Annual average	7.86	8.40

1 year	14.90	13.22

6 months	11.23	11.19

   Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 10/31/05, there were 651, 604, 345, and 224 funds, respectively, in this Lipper category. During the period, the fund was reassigned by Lipper to this category.

Fund price and distribution* information
For the six-month period ended 10/31/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP†	NAV	NAV

4/30/05	$10.97	$11.58	$10.42	$10.50	$10.59	$10.95	$10.92	$11.12

10/31/05	12.67	13.37	11.98	12.08	12.19	12.60	12.59	12.86

* The fund made no distributions during the period.

† Reflects a reduction in sales charges that took effect on April 1, 2005.

13

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	84.40%	74.74%	74.70%	74.70%	74.79%	74.79%	77.74%	71.48%	81.03%	86.94%
Annual average	8.70	7.91	7.90	7.90	7.91	7.91	8.16	7.63	8.43	8.90

5 years	25.77	19.15	21.14	19.15	21.17	21.17	22.68	18.35	24.17	27.50
Annual average	4.69	3.57	3.91	3.57	3.91	3.91	4.17	3.43	4.42	4.98

1 year	21.83	15.40	20.81	15.81	20.85	19.85	21.19	16.97	21.44	22.04

6 months	9.89	4.12	9.43	4.43	9.44	8.44	9.63	5.80	9.68	10.02

14

Your fund’s expenses
As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses
The table below shows the expenses you would have paid on a $1,000 investment in
Putnam Capital Opportunities Fund from May 1, 2005, to October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.52	$ 10.57	$ 10.57	$ 9.22	$ 7.87	$ 5.16

Ending value (after expenses)	$1,155.00	$1,149.70	$1,150.50	$1,151.10	$1,152.90	$1,156.50

Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid
To estimate the ongoing expenses you paid for the six months ended October 31, 2005, use the calculation method below. To find the value of your investment on May 1, 2005, go to
www.putnam.com and log on to your account. Click on the “Transaction History” tab in your
Daily Statement and enter 05/01/2005 in both the “from” and “to” fields. Alternatively, call
Putnam at 1-800-225-1581.

15

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.11	$ 9.91	$ 9.91	$ 8.64	$ 7.37	$ 4.84

Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,017.90	$1,020.42

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Average annualized expense
ratio for Lipper peer group†	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

+Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees  and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

16

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Capital
Opportunities Fund	71%	135%	91%	120%	221%

Lipper Small-Cap Core Funds
category average	87%	94%	85%	102%	113%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

17

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results.  Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

18

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader of the fund. Tinh Bui, John Ferry, and Gerald Moore are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Joseph Joseph	2005							*

Portfolio Leader	2004							*

Tinh Bui	2005					*

Portfolio Member	2004					*

John Ferry	2005				*

Portfolio Member	2004	*

Gerald Moore	2005					*

Portfolio Member	2004				*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $2,100,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam International Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Joseph Joseph, Tinh Bui, John Ferry, and Gerald Moore may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended October 31, 2005.

20

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005					*

Chief of Operations	2004					*

Francis McNamara, III	2005		*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/04.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

22

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund's category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

23

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

24

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other invest- ment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee cate- gory. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 3rd percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distri- bution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ulti- mately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

25

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

21st	81st	50th

26

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) The Trustees noted the disappointing performance for your fund for the three-year period ended December 31, 2004. In this regard, the Trustees considered that, over the last year, Putnam Management has implemented a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis. Because the capitalization of stocks held by the fund is, on average, smaller than that of its Lipper peer funds, the fund’s performance may lag its peer group when larger-cap stocks outperform.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

27

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

28

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

29

The fund's portfolio 10/31/05 (Unaudited)

COMMON STOCKS (99.1%)*

	Shares	Value

Aerospace and Defense (0.2%)
AAR Corp. † (S)	43,624	$694,930
Aviall, Inc. † (S)	12,579	396,867
Engineered Support Systems, Inc.	9,559	386,662
Triumph Group, Inc. † (S)	15,526	540,926
		2,019,385

Airlines (0.8%)
Alaska Air Group, Inc. † (S)	99,632	3,141,397
ExpressJet Holdings, Inc. † (S)	443,085	3,983,334
Pinnacle Airlines Corp. † (S)	30,800	196,812
World Air Holdings, Inc. †	38,443	403,652
		7,725,195

Automotive (2.2%)
BorgWarner, Inc. (S)	185,220	10,740,908
Lear Corp. (S)	3,271	99,635
TBC Corp. †	18,661	645,484
Tenneco Automotive, Inc. † (S)	671,405	11,091,611
		22,577,638

Banking (2.6%)
Anchor BanCorp Wisconsin, Inc. (S)	39,888	1,262,854
Center Financial Corp. (S)	10,450	264,803
City Holding Co.	26,003	952,750
Community Bancorp †	1,275	41,616
Corus Bankshares, Inc. (S)	6,664	365,854
Cullen/Frost Bankers, Inc.	4,196	221,633
East West Bancorp, Inc. (S)	4,076	156,070
First Regional Bancorp †	2,759	185,460
FirstFed Financial Corp. † (S)	270,434	14,465,515
Independent Bank Corp. (S)	32,220	921,170
International Bancshares Corp. (S)	9,843	294,699
Lakeland Financial Corp.	2,100	86,499
PFF Bancorp, Inc.	2,631	79,035
Provident Financial Holdings, Inc.	9,098	240,642
R&G Financial Corp. Class B (Puerto Rico) (S)	327,114	3,205,717
Republic Bancorp, Inc. Class A	8,481	173,861
Southwest Bancorp, Inc.	18,096	423,627
TCF Financial Corp.	2,414	65,419
Texas Regional Bancshares, Inc.	2,534	74,322
Westcorp	54,004	3,402,792
Western Alliance Bancorp. †	6,207	172,865
		27,057,203

Biotechnology (0.8%)
Albany Molecular Research, Inc. † (S)	126,141	1,690,289
Arqule, Inc. †	50,005	357,036
Connetics Corp. † (S)	58,994	769,282

30

COMMON STOCKS (99.1%)* continued

	Shares	Value

Biotechnology continued
Diversa Corp. † (S)	80,394	$430,108
Incyte Pharmaceuticals, Inc. † (S)	61,300	305,887
MGI Pharma, Inc. †	3,747	70,294
Neurochem, Inc. (Canada) † (S)	9,957	151,844
Regeneron Pharmaceuticals, Inc. †	185,800	2,324,358
Savient Pharmaceuticals, Inc. † (S)	288,100	1,080,375
Telik, Inc. † (S)	95,498	1,426,740
		8,606,213

Broadcasting (--%)
Media General, Inc. Class A (S)	2,800	147,700

Building Materials (0.3%)
Tyler Technologies, Inc. † (S)	84,600	688,644
Universal Forest Products, Inc.	34,040	1,883,774
		2,572,418

Chemicals (1.4%)
Compass Minerals International, Inc. (S)	13,726	307,325
FMC Corp. †	3,623	197,236
Georgia Gulf Corp. (S)	484,251	14,091,704
Valspar Corp. (S)	8,530	188,087
		14,784,352

Coal (--%)
Alpha Natural Resources, Inc. † (S)	10,286	244,293

Commercial and Consumer Services (4.9%)
Administaff, Inc. (S)	293,902	12,437,933
Arbitron, Inc. (S)	4,900	183,309
Catalina Marketing Corp. (S)	364,200	9,491,052
CCC Information Services Group †	17,784	461,673
Chemed Corp. (S)	2,140	102,891
Consolidated Graphics, Inc. † (S)	55,052	2,146,477
Escala Group, Inc. † (S)	26,800	441,128
HUB Group, Inc. Class A † (S)	44,967	1,635,450
Jackson Hewitt Tax Service, Inc.	6,700	165,624
John H. Harland Co. (S)	153,300	6,375,747
NCO Group, Inc. †	22,489	404,127
Pre-Paid Legal Services, Inc. (S)	3,940	168,632
Sabre Holdings Corp. (S)	708,183	13,830,814
Spherion Corp. † (S)	53,200	473,480
Startek, Inc.	44,100	560,952
TeleTech Holdings, Inc. †	169,470	1,767,572
Unifirst Corp.	14,200	497,852
		51,144,713

Communications Equipment (--%)
Redback Networks, Inc. †	43,419	456,334

31

COMMON STOCKS (99.1%)* continued

	Shares	Value

Computers (3.3%)
Blackbaud, Inc.	12,037	$173,333
Brocade Communications Systems, Inc. †	3,257,628	12,118,376
Catapult Communications Corp. †	50,790	928,949
Checkpoint Systems, Inc. † (S)	84,800	2,035,200
Emulex Corp. † (S)	926,739	17,153,939
Logitech International SA ADR (Switzerland) †	8,834	338,872
Magma Design Automation, Inc. † (S)	62,072	538,785
Netgear, Inc. † (S)	6,054	118,356
Perot Systems Corp. Class A † (S)	13,193	182,855
		33,588,665

Conglomerates (0.1%)
Crane Co. (Australia)	17,117	529,942

Construction (--%)
Huttig Building Products, Inc. †	40,938	347,973

Consumer Cyclicals (--%)
Hooker Furniture Corp.	4,500	65,025

Consumer Finance (1.6%)
Accredited Home Lenders Holding Co. † (S)	173,044	6,253,810
Asta Funding, Inc. (S)	25,595	694,392
CompuCredit Corp. † (S)	186,600	8,176,812
World Acceptance Corp. † (S)	51,189	1,440,458
		16,565,472

Consumer Goods (1.5%)
Blyth Industries, Inc.	102,832	1,875,656
Chattem, Inc. †	4,620	152,414
Darling International, Inc. † (S)	92,049	320,331
Scotts Miracle-Gro Co. (The) Class A	4,365	383,203
Yankee Candle Co., Inc. (The) (S)	548,922	12,411,126
		15,142,730

Consumer Services (0.8%)
Alderwoods Group, Inc. (Canada) †	134,367	2,114,937
Geo Group, Inc. (The) †	42,326	924,400
Labor Ready, Inc. †	222,484	5,195,001
		8,234,338

Containers (--%)
Ball Corp.	4,230	166,535
Pactiv Corp. † (S)	14,338	282,459
		448,994

Electric Utilities (2.9%)
Alliant Energy Corp.	13,010	344,115
Black Hills Corp. (S)	95,806	3,982,655
CMS Energy Corp. † (S)	1,676,176	24,991,784

32

COMMON STOCKS (99.1%)* continued

	Shares	Value

Electric Utilities continued
Puget Energy, Inc. (S)	9,594	$205,695
Westar Energy, Inc.	6,810	150,501
		29,674,750

Electrical Equipment (--%)
Woodward Governor Co.	4,745	379,126

Electronics (1.2%)
Agilysys, Inc.	35,976	537,481
ATI Technologies, Inc. (Canada) †	9,972	144,095
FEI Co. † (S)	12,871	243,262
IXYS Corp. †	106,573	1,091,308
Methode Electronics, Inc. Class A (S)	84,789	869,935
Omnivision Technologies, Inc. † (S)	423,861	5,463,568
QLogic Corp. †	11,024	332,484
Stoneridge, Inc. †	51,403	347,998
TriQuint Semiconductor, Inc. †	522,200	2,193,240
TTM Technologies, Inc. † (S)	161,254	1,288,419
Varian, Inc. †	3,490	128,327
		12,640,117

Energy (1.1%)
Atwood Oceanics, Inc. †	12,293	865,673
Parker Drilling Co. †	1,112,922	9,838,230
Superior Energy Services †	10,143	206,714
		10,910,617

Engineering & Construction (0.1%)
EMCOR Group, Inc. †	6,962	424,682
Granite Construction, Inc. (S)	6,263	213,631
Noble International, Ltd. (S)	27,463	645,106
		1,283,419

Financial (1.5%)
Asset Acceptance Capital Corp. † (S)	36,962	979,123
CNA Surety Corp. †	14,200	199,368
PMI Group, Inc. (The)	1,637	65,284
Radian Group, Inc. (S)	250,129	13,031,721
Student Loan Corp. (S)	297	65,102
WFS Financial, Inc. †	11,012	792,093
		15,132,691

Food (--%)
Sanderson Farms, Inc. (S)	5,600	193,256
Sensient Technologies Corp.	10,366	183,375
		376,631

Forest Products and Packaging (1.9%)
Albany International Corp. (S)	256,493	9,908,325
CSS Industries, Inc.	16,918	577,411

33

COMMON STOCKS (99.1%)* continued

	Shares	Value

Forest Products and Packaging continued
Graphic Packaging Corp. †	59,551	$157,810
Grief, Inc. Class A	56,832	3,466,752
Louisiana-Pacific Corp.	226,291	5,641,435
		19,751,733

Gaming & Lottery (--%)
Dover Downs Gaming & Entertainment, Inc.	22,200	278,832

Health Care Services (3.2%)
American Dental Partners, Inc. †	15,798	334,918
AMICAS, Inc. †	140,700	617,673
Cerner Corp. † (S)	43,992	3,715,124
Genesis HealthCare Corp. † (S)	117,427	4,765,188
Lincare Holdings, Inc. †	4,540	185,459
Manor Care, Inc. (S)	587,695	21,891,639
OCA, Inc. † (S)	22,700	23,608
Odyssey HealthCare, Inc. † (S)	63,998	1,105,885
Steris Corp.	13,430	306,338
United Surgical Partners International, Inc. †	5,092	182,548
Universal Health Services, Inc. Class B (S)	5,600	263,984
		33,392,364

Household Furniture and Appliances (0.1%)
Select Comfort Corp. † (S)	38,424	841,486

Insurance (8.1%)
Affirmative Insurance Holdings, Inc.	25,390	353,429
American Equity Investment Life Holding Co.	326,461	3,800,006
American Financial Group, Inc.	2,751	94,029
American Physicians Capital, Inc. † (S)	14,813	626,146
AmerUs Group Co. (S)	379,827	22,455,372
Commerce Group, Inc.	71,275	4,049,846
Delphi Financial Group Class A (S)	65,500	3,068,020
Direct General Corp.	37,522	726,426
FPIC Insurance Group, Inc. †	9,403	354,023
HCC Insurance Holdings, Inc. (S)	556,746	16,702,380
Infinity Property & Casualty Corp. (S)	53,038	1,974,074
Mercury General Corp.	897	54,224
Midland Co. (The)	15,843	598,390
National Interstate Corp. (S)	13,743	233,219
Ohio Casualty Corp.	3,277	89,397
Presidential Life Corp.	4,400	83,248
Safety Insurance Group, Inc. (S)	7,097	266,918
Selective Insurance Group (S)	3,186	174,943
Stancorp Financial Group	45,067	4,150,671
State Auto Financial Corp.	5,145	169,476
Stewart Information Services (S)	2,361	120,246
Triad Guaranty, Inc. † (S)	17,854	750,939
United Fire & Casualty Co. (S)	33,700	1,517,174

34

COMMON STOCKS (99.1%)* continued

	Shares	Value

Insurance continued
W.R. Berkley Corp.	363,906	$15,902,692
Zenith National Insurance Corp. (S)	110,048	4,954,361
		83,269,649

Investment Banking/Brokerage (2.9%)
A.G. Edwards, Inc.	2,545	107,704
Affiliated Managers Group † (S)	265,734	20,395,085
Calamos Asset Management, Inc. Class A	36,327	882,383
Eaton Vance Corp.	193,463	4,815,294
IndyMac Bancorp, Inc. (S)	88,800	3,314,904
Nuveen Investments, Inc. Class A	6,850	277,220
		29,792,590

Leisure (0.2%)
Artic Cat, Inc. (S)	69,104	1,294,318
Marine Products Corp.	19,719	188,119
Polaris Industries, Inc.	6,433	290,064
		1,772,501

Lodging/Tourism (0.3%)
MeriStar Hospitality Corp. † (R)	322,560	2,796,595
MTR Gaming Group, Inc. †	76,906	515,270
		3,311,865

Machinery (3.1%)
Applied Industrial Technologies, Inc. (S)	51,362	1,692,378
Cascade Corp. (S)	43,962	2,140,949
Terex Corp. † (S)	505,587	27,792,117
		31,625,444

Manufacturing (0.2%)
Blount International, Inc. †	41,308	655,145
Griffon Corp. †	15,919	350,218
Nordson Corp.	11,039	410,320
Titan International, Inc. (S)	53,423	947,190
		2,362,873

Medical Technology (2.4%)
Alliance Imaging, Inc. †	48,983	338,473
American Medical Systems Holdings, Inc. † (S)	348,791	5,702,733
Analogic Corp.	46,601	2,180,927
Bausch & Lomb, Inc.	4,037	299,505
Candela Corp. †	21,830	204,111
Cantel Medical Corp. †	16,514	319,546
DJ Orthopedics, Inc. †	8,271	240,521
Epix Pharmaceuticals, Inc. † (S)	115,051	805,357
Haemonetics Corp. † (S)	1,808	87,598
Hillenbrand Industries, Inc. (S)	5,456	251,358
LCA-Vision, Inc.	2,320	97,463
Medical Action Industries, Inc. †	12,595	236,660

35

COMMON STOCKS (99.1%)* continued

	Shares	Value

Medical Technology continued
Mentor Corp. (S)	63,686	$2,865,870
PerkinElmer, Inc.	14,470	319,353
Respironics, Inc. †	302,730	10,858,925
		24,808,400

Metal Fabricators (0.2%)
Brush Engineered Materials, Inc. †	96,593	1,456,622
Mueller Industries, Inc. (S)	26,669	734,464
		2,191,086

Metals (5.4%)
A.M. Castle & Co. †	62,787	1,251,345
AK Steel Holding Corp. † (S)	1,585,076	11,079,681
Carpenter Technology Corp. (S)	4,600	277,380
Encore Wire Corp. † (S)	47,381	1,022,008
Metal Management, Inc.	9,913	239,994
Reliance Steel & Aluminum Co. (S)	331,176	18,883,656
Shiloh Industries, Inc. †	6,400	82,944
Steel Dynamics, Inc. (S)	727,822	22,540,647
		55,377,655

Natural Gas Utilities (0.6%)
Atmos Energy Corp. (S)	8,710	229,073
Energen Corp.	4,476	168,298
MDU Resources Group, Inc.	3,845	126,770
National Fuel Gas Co.	6,254	188,496
NICOR, Inc. (S)	3,230	126,616
Transmontaigne, Inc. †	151,036	838,250
UGI Corp.	8,095	191,042
WGL Holdings, Inc.	153,255	4,763,165
		6,631,710

Office Equipment & Supplies (0.3%)
Kimball International, Inc. Class B	36,312	400,884
Steelcase, Inc. (S)	156,957	2,247,624
Systemax, Inc. †	56,092	401,058
		3,049,566

Oil & Gas (4.1%)
Alon USA Energy, Inc. † (S)	6,179	120,491
Cabot Oil & Gas Corp. Class A	5,464	250,197
Callon Petroleum Co. † (S)	66,285	1,213,016
Cimarex Energy Co. †	4,700	184,522
Comstock Resources, Inc. †	10,644	320,491
Denbury Resources, Inc. †	8,302	362,216
Giant Industries, Inc. † (S)	263,100	15,046,689
Harvest Natural Resources, Inc. † (S)	39,829	385,545
Petroleum Development Corp. †	52,418	1,760,196
Plains Exploration & Production Co. †	4,906	191,334

36

COMMON STOCKS (99.1%)* continued

	Shares	Value

Oil & Gas continued
Pogo Producing Co.	5,791	$292,446
Remington Oil & Gas Corp. †	8,790	307,650
St. Mary Land & Exploration Co.	9,400	319,694
Vintage Petroleum, Inc.	417,700	21,674,453
		42,428,940

Pharmaceuticals (1.5%)
Endo Pharmaceuticals Holdings, Inc. †	3,606	97,074
Enzon, Inc. †	88,297	618,962
King Pharmaceuticals, Inc. †	256,651	3,960,125
Kos Pharmaceuticals, Inc. †	3,300	198,000
Salix Pharmaceuticals, Ltd. †	5,356	96,087
Watson Pharmaceuticals, Inc. †	295,204	10,202,250
		15,172,498

Publishing (0.1%)
Hollinger International, Inc.	152,145	1,334,312

Railroads (0.1%)
GATX Corp.	1,822	68,088
RailAmerica, Inc. †	43,375	513,994
		582,082

Real Estate (8.7%)
Apartment Investment & Management Co. Class A (R)	1,679	64,474
Boykin Lodging Co. † (R) (S)	68,352	753,923
Camden Property Trust (R)	2,527	142,396
Capital Automotive (R)	335,814	12,969,137
CB Richard Ellis Group, Inc. Class A †	14,775	721,759
CBL & Associates Properties (R) (S)	408,856	15,270,772
Cedar Shopping Centers, Inc. (R)	77,500	1,086,550
Commercial Net Lease Realty (R) (S)	139,600	2,705,448
Equity Inns, Inc. (R)	602,810	7,860,642
Hospitality Properties Trust (R)	72,809	2,890,517
Innkeepers USA Trust (R) (S)	67,306	1,049,974
LaSalle Hotel Properties (R)	2,448	86,635
Lexington Corporate Properties Trust (R) (S)	18,047	393,064
LTC Properties, Inc. (R)	88,636	1,816,152
Macerich Co. (The) (R)	1,540	98,976
Mills Corp. (R) (S)	134,600	7,201,100
National Health Investors, Inc. (R)	228,818	6,143,763
Nationwide Health Properties, Inc. (R)	202,526	4,696,578
Newcastle Investment Corp. (R)	87,274	2,294,433
Novastar Financial, Inc. (R) (S)	42,903	1,262,635
Omega Healthcare Investors, Inc. (R) (S)	183,300	2,252,757
RAIT Investment Trust (R)	231,759	6,155,519
Redwood Trust, Inc. (R) (S)	253,102	11,781,898
SL Green Realty Corp. (R)	2,482	168,850
Tanger Factory Outlet Centers (R)	4,156	111,755

37

COMMON STOCKS (99.1%)* continued

	Shares	Value

Real Estate continued
Taubman Centers, Inc. (R) (S)	1,225	$40,388
Ventas, Inc. (R) (S)	5,879	180,074
Weingarten Realty Investors (R)	1,745	62,052
		90,262,221

Restaurants (1.0%)
CEC Entertainment, Inc. †	6,529	220,745
Denny's Corp. †	236,256	945,024
Domino's Pizza, Inc.	328,508	7,857,911
Luby's, Inc. †	68,704	864,296
Sonic Corp. † (S)	4,100	118,654
		10,006,630

Retail (8.6%)
Aeropostale, Inc. †	13,559	264,943
BJ's Wholesale Club, Inc. †	4,670	133,002
Blair Corp.	4,953	186,728
Borders Group, Inc.	215,105	4,222,511
Buckle, Inc. (The) (S)	54,121	1,993,818
Cato Corp. (The) Class A	145,890	2,914,882
CSK Auto Corp. † (S)	63,315	957,956
Fossil, Inc. † (S)	8,000	125,280
Genesco, Inc. † (S)	23,200	853,760
Ingles Markets, Inc. Class A	20,023	322,771
Nash Finch Co. (S)	192,797	5,988,275
Nu Skin Enterprises, Inc. Class A (S)	251,211	4,230,393
Payless ShoeSource, Inc. † (S)	313,105	5,751,739
Rent-A-Center, Inc. † (S)	611,142	11,012,779
Ross Stores, Inc.	6,800	183,872
ShopKo Stores, Inc. †	100,369	2,877,579
Stride Rite Corp.	47,581	619,505
Supervalu, Inc.	685,264	21,537,848
Timberland Co. (The) Class A †	601,353	16,928,087
Too, Inc. †	229,475	6,519,385
Trans World Entertainment Corp. †	82,456	526,069
Wilsons The Leather Experts, Inc. † (S)	34,000	171,020
Zale Corp. † (S)	5,900	165,377
		88,487,579

Schools (0.5%)
Career Education Corp. †	50,620	1,801,566
Education Management Corp. †	121,330	3,741,817
		5,543,383

Semiconductor (0.8%)
Advanced Energy Industries, Inc. †	40,575	436,181
Lam Research Corp. †	123,489	4,166,519
Sigmatel, Inc. †	235,786	3,209,047
		7,811,747

38

COMMON STOCKS (99.1%)* continued

	Shares	Value

Shipping (0.5%)
ABX Air, Inc. †	100,968	$806,734
Arkansas Best Corp. (S)	73,811	2,860,914
General Maritime Corp. (S)	5,400	201,042
Maritrans, Inc. (S)	36,768	1,096,422
Ryder System, Inc.	9,694	384,561
Wabash National Corp. (S)	13,223	243,435
		5,593,108

Software (6.7%)
Ansoft Corp. † (S)	22,699	726,368
ANSYS, Inc. †	9,063	337,687
Atari, Inc. †	207,200	269,360
BEA Systems, Inc. †	15,950	140,679
Blackboard, Inc. †	52,874	1,485,759
BMC Software, Inc. † #	1,308,831	25,639,999
Citrix Systems, Inc. † (S)	899,713	24,805,087
EPIQ Systems, Inc. † (S)	65,561	1,248,937
Hyperion Solutions Corp. †	216,481	10,469,021
Mantech International Corp. Class A † (S)	24,355	674,634
MicroStrategy, Inc. † (S)	3,547	251,482
Progress Software Corp. †	6,151	191,542
Quest Software, Inc. †	16,537	230,030
SonicWall, Inc. †	161,406	1,123,386
SPSS, Inc. † (S)	46,844	1,068,043
Websense, Inc. † (S)	6,536	386,147
		69,048,161

Staffing (0.2%)
AMN Healthcare Services, Inc. †	131,118	2,163,447

Technology Services (1.8%)
Acxiom Corp.	433,770	9,256,652
MTS Systems Corp.	14,670	586,213
Transaction Systems Architects, Inc. † (S)	118,100	3,189,881
United Online, Inc.	424,597	5,693,846
		18,726,592

Telecommunications (3.8%)
CenturyTel, Inc. (S)	4,000	130,920
Commonwealth Telephone Enterprises, Inc. (S)	45,946	1,649,002
Earthlink, Inc. † (S)	2,302,117	25,346,305
Intrado, Inc. † (S)	65,390	1,264,643
Leucadia National Corp.	1,725	74,106
Premiere Global Services, Inc. †	1,047,445	8,882,334
Talk America Holdings, Inc. †	125,601	1,210,794
Ubiquitel, Inc. †	18,658	161,205
		38,719,309

39

COMMON STOCKS (99.1%)* continued

	Shares	Value

Textiles (1.7%)
Columbia Sportswear Co. † (S)	6,280	$266,460
Liz Claiborne, Inc.	5,842	205,638
Tommy Hilfiger Corp. (Hong Kong) †	313,184	5,042,262
Wolverine World Wide, Inc. (S)	594,617	12,457,226
		17,971,586

Toys (0.8%)
Hasbro, Inc. (S)	411,666	7,755,787
Jakks Pacific, Inc. † (S)	49,796	915,250
		8,671,037

Trucks & Parts (2.0%)
Autoliv, Inc. (Sweden)	469,642	20,175,820

Total common stocks (cost $909,324,020)		$1,023,812,140

SHORT-TERM INVESTMENTS (19.2%)*
	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 3.77% to 4.21%
and due dates ranging from November 1, 2005
to December 9, 2005 (d)	$184,855,159	$184,808,847
Putnam Prime Money Market Fund (e)	13,995,012	13,995,012

Total short-term investments (cost $198,803,859)		$198,803,859

TOTAL INVESTMENTS
Total investments (cost $1,108,127,879)		$1,222,615,999

*	Percentages indicated are based on net assets of $1,032,809,521.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at October 31, 2005.
#	A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2005.
(R)	Real Estate Investment Trust.
(d)	See Note 1 to the financial statements.
(e)	See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.
At October 31, 2005, liquid assets totaling $6,671,224 have been designated as collateral for open futures contracts.
ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

40

FUTURES CONTRACTS OUTSTANDING at 10/31/05 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	54	$3,505,680	Dec-05	$128,671
S&P Mid 400 Index Mini (Long)	32	2,249,600	Dec-05	90,635
S&P 500 Index (Long)	3	907,350	Dec-05	20,772

Total				$240,078

The accompanying notes are an integral part of these financial statements.

41

Statement of assets and liabilities 10/31/05 (Unaudited)

ASSETS

Investment in securities, at value, including $179,022,188 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,094,132,867)	$1,208,620,987
Affiliated issuers (identified cost $13,995,012) (Note 5)	13,995,012

Dividends, interest and other receivables	818,527

Receivable for shares of the fund sold	759,180

Receivable for securities sold	408,944

Receivable for variation margin (Note 1)	165,285

Total assets	1,224,767,935

LIABILITIES

Payable for securities purchased	1,104,729

Payable for shares of the fund repurchased	3,666,428

Payable for compensation of Manager (Notes 2 and 5)	1,572,347

Payable for investor servicing and custodian fees (Note 2)	267,037

Payable for Trustee compensation and expenses (Note 2)	68,881

Payable for administrative services (Note 2)	3,702

Payable for distribution fees (Note 2)	308,754

Collateral on securities loaned, at value (Note 1)	184,808,847

Other accrued expenses	157,689

Total liabilities	191,958,414

Net assets	$1,032,809,521

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 762,056,421

Undistributed net investment income (Note 1)	3,992,607

Accumulated net realized gain on investments (Note 1)	152,032,295

Net unrealized appreciation of investments	114,728,198

Total -- Representing net assets applicable to capital shares outstanding	$1,032,809,521

(Continued on next page)

42

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($415,176,022 divided by 32,764,762 shares)	$12.67

Offering price per class A share
(100/94.75 of $12.67)*	$13.37

Net asset value and offering price per class B share
($219,234,339 divided by 18,296,920 shares)**	$11.98

Net asset value and offering price per class C share
($31,751,813 divided by 2,628,817 shares)**	$12.08

Net asset value and redemption price per class M share
($17,087,945 divided by 1,401,274 shares)	$12.19

Offering price per class M share
(100/96.75 of $12.19)*	$12.60

Net asset value, offering price and redemption price per class R share
($804,889 divided by 63,934 shares)	$12.59

Net asset value, offering price and redemption price per class Y share
($348,754,513 divided by 27,126,707 shares)	$12.86

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

43

Statement of operations Six months ended 10/31/05 (Unaudited)

INVESTMENT INCOME

Dividends	$ 6,707,650

Interest (including interest income of $294,310
from investments in affiliated issuers) (Note 5)	296,388

Securities lending	464,230

Total investment income	7,468,268

EXPENSES

Compensation of Manager (Note 2)	3,141,208

Investor servicing fees (Note 2)	1,741,083

Custodian fees (Note 2)	185,119

Trustee compensation and expenses (Note 2)	31,276

Administrative services (Note 2)	11,895

Distribution fees -- Class A (Note 2)	523,317

Distribution fees -- Class B (Note 2)	1,151,923

Distribution fees -- Class C (Note 2)	161,423

Distribution fees -- Class M (Note 2)	64,809

Distribution fees -- Class R (Note 2)	1,610

Other	105,998

Non-recurring costs (Notes 2 and 6)	4,830

Costs assumed by Manager (Notes 2 and 6)	(4,830)

Fees waived and reimbursed by Manager (Note 5)	(12,453)

Total expenses	7,107,208

Expense reduction (Note 2)	(214,359)

Net expenses	6,892,849

Net investment income	575,419

Net realized gain on investments (Notes 1 and 3)	89,404,347

Net realized gain on futures contracts (Note 1)	1,523,121

Net unrealized appreciation of investments
and futures contracts during the year	55,311,212

Net gain on investments	146,238,680

Net increase in net assets resulting from operations	$146,814,099

The accompanying notes are an integral part of these financial statements.

44

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	10/31/05*	4/30/05

Operations:
Net investment income	$575,419	$ 3,906,883

Net realized gain on investments	90,927,468	114,568,573

Net unrealized appreciation (depreciation) of investments	55,311,212	(36,529,940)

Net increase in net assets resulting from operations	146,814,099	81,945,516

Redemption fees (Note 1)	43	6,633

Decrease from capital share transactions (Note 4)	(79,977,387)	(164,160,760)

Total increase (decrease) in net assets	66,836,755	(82,208,611)

NET ASSETS
Beginning of period	965,972,766	1,048,181,377

End of period (including undistributed net investment
income of $3,992,607 and $3,417,188, respectively)	$1,032,809,521	$ 965,972,766
* Unaudited

The accompanying notes are an integral part of these financial statements.

45

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net asset value,
beginning of period	$10.97	$10.16	$7.74	$10.67	$10.18	$9.38

Investment operations:
Net investment
income (loss) (a)	.01(d)	.06(d,f )	.01	--(e)	(.03)	(.04)

Net realized and unrealized
gain (loss) on investments	1.69	.75	2.41	(2.78)	.62	2.64

Total from
investment operations	1.70	.81	2.42	(2.78)	.59	2.60

Less distributions:
From return of capital	--	--	--	--(e)	--	--

From net realized gain
on investments	--	--	--	(.15)	(.10)	(1.80)

Total distributions	--	--	--	(.15)	(.10)	(1.80)

Redemption fees	--(e)	--(e)	--	--	--	--

Net asset value,
end of period	$12.67	$10.97	$10.16	$7.74	$10.67	$10.18

Total return at
net asset value (%)(b)	15.50*	7.97	31.27	(26.09)	5.82	27.85

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$415,176	$378,942	$397,300	$378,331	$375,990	$167,930

Ratio of expenses to
average net assets (%)(c)	.60* (d)	1.23(d)	1.19	1.17	1.10	1.17

Ratio of net investment
income (loss) to average
net assets (%)	.13* (d)	.51(d,f )	.10	(.01)	(.31)	(.40)

Portfolio turnover (%)	37.20*	70.94	134.62	90.52	119.64	220.96

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

46

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01
Net asset value,
beginning of period	$10.42	$9.71	$7.46	$10.37	$9.96	$9.28

Investment operations:
Net investment loss (a)	(.03)(d)	(.02)(d,f )	(.06)	(.06)	(.10)	(.12)

Net realized and unrealized
gain (loss) on investments	1.59	.73	2.31	(2.70)	.61	2.60

Total from
investment operations	1.56	.71	2.25	(2.76)	.51	2.48

Less distributions:
From return of capital	--	--	--	--(e)	--	--

From net realized gain
on investments	--	--	--	(.15)	(.10)	(1.80)

Total distributions	--	--	--	(.15)	(.10)	(1.80)

Redemption fees	--(e)	--(e)	--	--	--	--

Net asset value,
end of period	$11.98	$10.42	$9.71	$7.46	$10.37	$9.96

Total return at
net asset value (%)(b)	14.97*	7.31	30.16	(26.65)	5.14	26.80

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$219,234	$218,327	$271,803	$272,147	$360,549	$165,011

Ratio of expenses to
average net assets (%)(c)	.98* (d)	1.98(d)	1.94	1.92	1.85	1.92

Ratio of net investment loss
to average net assets (%)	(.25)* (d)	(.23)(d,f )	(.64)	(.79)	(1.06)	(1.14)

Portfolio turnover (%)	37.20*	70.94	134.62	90.52	119.64	220.96

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

47

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net asset value,
beginning of period	$10.50	$9.79	$7.52	$10.45	$10.04	$9.34

Investment operations:
Net investment loss (a)	(.03)(d)	(.02)(d,f )	(.06)	(.06)	(.10)	(.11)

Net realized and unrealized
gain (loss) on investments	1.61	.73	2.33	(2.72)	.61	2.61

Total from
investment operations	1.58	.71	2.27	(2.78)	.51	2.50

Less distributions:
From return of capital	--	--	--	--(e)	--	--

From net realized gain
on investments	--	--	--	(.15)	(.10)	(1.80)

Total distributions	--	--	--	(.15)	(.10)	(1.80)

Redemption fees	--(e)	--(e)	--	--	--	--

Net asset value,
end of period	$12.08	$10.50	$9.79	$7.52	$10.45	$10.04

Total return at
net asset value (%)(b)	15.05*	7.25	30.19	(26.64)	5.10	26.84

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$31,752	$29,854	$35,584	$34,709	$35,600	$11,315

Ratio of expenses to
average net assets (%)(c)	.98* (d)	1.98(d)	1.94	1.92	1.85	1.92

Ratio of net investment loss
to average net assets (%)	(.25)* (d)	(.23)(d,f )	(.65)	(.76)	(1.05)	(1.11)

Portfolio turnover (%)	37.20*	70.94	134.62	90.52	119.64	220.96

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class C shares (Note 6).

The accompanying notes are an integral part of these financial statements.

48

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net asset value,
beginning of period	$10.59	$9.85	$7.55	$10.46	$10.02	$9.32

Investment operations:
Net investment
income (loss) (a)	(.02)(d)	--(d,e,f )	(.04)	(.06)	(.08)	(.09)

Net realized and unrealized
gain (loss) on investments	1.62	.74	2.34	(2.70)	.62	2.59

Total from
investment operations	1.60	.74	2.30	(2.76)	.54	2.50

Less distributions:
From return of capital	--	--	--	--(e)	--	--

From net realized gain
on investments	--	--	--	(.15)	(.10)	(1.80)

Total distributions	--	--	--	(.15)	(.10)	(1.80)

Redemption fees	--(e)	--(e)	--	--	--	--

Net asset value,
end of period	$12.19	$10.59	$9.85	$7.55	$10.46	$10.02

Total return at
net asset value (%)(b)	15.11*	7.51	30.46	(26.42)	5.41	26.90

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$17,088	$15,802	$18,501	$15,789	$22,563	$12,368

Ratio of expenses to
average net assets (%)(c)	.85* (d)	1.73(d)	1.69	1.67	1.60	1.67

Ratio of net investment
income (loss) to average
net assets (%)	(.12)* (d)	.02(d,f )	(.40)	(.54)	(.81)	(.88)

Portfolio turnover (%)	37.20*	70.94	134.62	90.52	119.64	220.96

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class M shares (Notes 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

49

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

				Period
	Six months ended**	Year ended		1/21/03†-
	10/31/05	4/30/05	4/30/04	4/30/03

Net asset value,
beginning of period	$10.92	$10.13	$7.74	$7.67

Investment operations:
Net investment
income (loss) (a)	--(d,e)	.02(d,f )	(.02)	(.01)

Net realized and unrealized
gain on investments	1.67	.77	2.41	.08

Total from
investment operations	1.67	.79	2.39	.07

Redemption fees	--(e)	--(e)	--	--

Net asset value,
end of period	$12.59	$10.92	$10.13	$7.74

Total return at
net asset value (%)(b)	15.29*	7.80	30.88	.91*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$805	$457	$51	$1

Ratio of expenses to
average net assets (%)(c)	.73* (d)	1.48(d)	1.44	.39*

Ratio of net investment income (loss)
to average net assets (%)	(.02)* (d)	.16(d,f )	(.18)	(.07)*

Portfolio turnover (%)	37.20*	70.94	134.62	90.52

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.09% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

50

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

	PER-SHARE OPERATING PERFORMANCE

							Period
		Six months ended**		Year ended			10/2/00†-
		10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

	Net asset value,
	beginning of period	$11.12	$10.26	$7.81	$10.73	$10.20	$12.42

	Investment operations:
	Net investment
	income (loss) (a)	.03(d)	.08(d,f )	.03	.02	(.01)	--(e)

	Net realized and unrealized
	gain (loss) on investments	1.71	.78	2.42	(2.79)	.64	(.42)

	Total from
	investment operations	1.74	.86	2.45	(2.77)	.63	(.42)

	Less distributions:
	From return of capital	--	--	--	--(e)	--	--

	From net realized gain
	on investments	--	--	--	(.15)	(.10)	(1.80)

	Total distributions	--	--	--	(.15)	(.10)	(1.80)

	Redemption fees	--(e)	--(e)	--	--	--	--

	Net asset value,
	end of period	$12.86	$11.12	$10.26	$7.81	$10.73	$10.20

	Total return at
	net asset value (%)(b)	15.65*	8.38	31.37	(25.85)	6.20	(3.25)*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$348,755	$322,592	$324,942	$233,163	$238,866	$43,371

	Ratio of expenses to
	average net assets (%)(c)	.48* (d)	.98(d)	.94	.92	.85	.53*

	Ratio of net investment
	income (loss) to average
	net assets (%)	.26* (d)	.76(d,f )	.31	.24	(.05)	(.05)*

	Portfolio turnover (%)	37.20*	70.94	134.62	90.52	119.64	220.96

†	Commencement of operations.
*	Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class Y shares (Note 6).

The accompanying notes are an integral part of these financial statements.

51

Notes to financial statements 10/31/05 (Unaudited)

Note 1 : Significant accounting policies

Putnam Capital Opportunities Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies, other Putnam funds and products and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case

52

of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the

53

premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2005, the value of securities loaned amounted to $179,022,188. The fund received cash collateral of $184,808,847 which is pooled with collateral of other Putnam funds into 16 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,108,256,025, resulting in gross unrealized appreciation and depreciation of $175,984,770 and $61,624,796, respectively, or net unrealized appreciation of $114,359,974.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

54

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended October 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended October 31, 2005, Putnam Management has assumed $4,830 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended October 31, 2005, the fund paid PFTC $1,926,202 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2005, the fund’s expenses were reduced by $214,359 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $406, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The

55

purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $20,778 and $286 from the sale of class A and class M shares, respectively, and received $144,209 and $283 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For six months ended October 31, 2005, Putnam Retail Management, acting as underwriter, received $880 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $381,999,256 and $456,659,499 respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At October 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 10/31/05:
Shares sold	3,968,902	$ 49,057,393

Shares issued
in connection
with reinvestment
of distributions	--	--

	3,968,902	49,057,393

Shares
repurchased	(5,734,879)	(70,906,359)

Net decrease	(1,765,977)	$ (21,848,966)

Year ended 4/30/05:
Shares sold	10,666,781	$ 117,443,273

Shares issued
in connection
with reinvestment
of distributions	--	--

	10,666,781	117,443,273

Shares
repurchased	(15,256,362)	(166,311,728)

Net decrease	(4,589,581)	$ (48,868,455)

CLASS B	Shares	Amount
Six months ended 10/31/05:
Shares sold	746,217	$ 8,708,694

Shares issued
in connection
with reinvestment
of distributions	--	--

	746,217	8,708,694

Shares repurchased	(3,411,246)	(39,690,070)

Net decrease	(2,665,029)	$(30,981,376)

Year ended 4/30/05:
Shares sold	2,440,291	$ 25,818,743

Shares issued
in connection
with reinvestment
of distributions	--	--

	2,440,291	25,818,743

Shares
repurchased	(9,467,136)	(98,103,841)

Net decrease	(7,026,845)	$(72,285,098)

56

CLASS C	Shares	Amount	CLASS R	Shares	Amount
Six months ended 10/31/05:			Six months ended 10/31/05:
Shares sold	151,350	$ 1,779,505	Shares sold	25,156	$312,925

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	--	--	of distributions	--	--

	151,350	1,779,505		25,156	312,925

Shares			Shares
repurchased	(365,836)	(4,280,205)	repurchased	(3,082)	(38,017)

Net decrease	(214,486)	$ (2,500,700)	Net increase	22,074	$274,908

Year ended 4/30/05:			Year ended 4/30/05:
Shares sold	480,087	$ 5,077,542	Shares sold	39,910	$454,308

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	--	--	of distributions	--	--

	480,087	5,077,542		39,910	454,308

Shares			Shares
repurchased	(1,271,651)	(13,338,944)	repurchased	(3,086)	(33,774)

Net decrease	(791,564)	$ (8,261,402)	Net increase	36,824	$420,534

CLASS M	Shares	Amount	CLASS Y	Shares	Amount
Six months ended 10/31/05:			Six months ended 10/31/05:
Shares sold	126,832	$ 1,539,392	Shares sold	3,452,690	$ 43,114,302

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	--	--	of distributions	--	--

	126,832	1,539,392		3,452,690	43,114,302

Shares			Shares
repurchased	(218,134)	(2,589,779)	repurchased	(5,337,394)	(66,985,168)

Net decrease	(91,302)	$(1,050,387)	Net decrease	(1,884,704)	$ (23,870,866)

Year ended 4/30/05:			Year ended 4/30/05:
Shares sold	278,843	$ 2,940,568	Shares sold	11,805,019	$ 132,021,379

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	--	--	of distributions	--	--

	278,843	2,940,568		11,805,019	132,021,379

Shares			Shares
repurchased	(665,007)	(6,923,299)	repurchased	(14,450,233)	(163,204,987)

Net decrease	(386,164)	$(3,982,731)	Net decrease	(2,645,214)	$ (31,183,608)

57

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended October 31, 2005, management fees paid were reduced by $12,453 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $294,310 for the period ended October 31, 2005. During the period ended October 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $136,354,665 and $125,559,458, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $298,373 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended October 31, 2005. The other Putnam mutual funds in this group are Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Lehman Brothers, Merrill Lynch, and JP Morgan Clearing. Commissions paid to these firms together represented approximately 35% of the total brokerage commissions paid for the year ended October 31, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

59

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III

W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA068 229295 12/05

Putnam Mid Cap Value Fund

10|31|05

Semiannual Report

PUTNAM INVESTMENTS

4¢
U.S.POSTAGE
3¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Mid Cap Value Fund

10| 31| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	59

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

During the period that ended October 31, 2005, domestic stocks advanced at a pace reflecting their long-term average returns, while bonds registered sub-par results. Outside the United States, most markets showed more impressive gains. Although U.S. economic growth proceeded at a steady pace, new concerns emerged. High energy prices, the Federal Reserve Board’s program of interest-rate increases, and the impact of the unusually active 2005 hurricane season proved challenging to consumers and sparked brief bouts of volatility in finan-cial markets. Putnam Management believes that energy prices, interest rates, and the aftereffects of this year’s storms are likely to continue to shape investment opportunities and risks in the months to come.

Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Mid Cap Value Fund: seeking undervalued companies before their potential is recognized

Hidden opportunities -- and a measure of patience -- are key ingredients in the investment strategy of Putnam Mid Cap Value Fund. The fund invests in stocks of midsize companies, which tend to be followed by fewer Wall Street analysts than stocks of larger companies. For firms with strong research capabilities, such as Putnam, these stocks can represent attractive opportunities. With support from a team of dedicated stock analysts, the fund’s management team seeks to identify promising midsize companies before the market recognizes their potential.

Another advantage of midsize companies is that they tend to be more agile than large companies, while offering a greater degree of stability than smaller, less mature companies. Most midsize companies have developed a solid infrastructure, including professional management and a comprehensive business plan. Most have also weathered a full economic cycle.

Because Putnam Mid Cap Value Fund is managed in the value style, its managers also take another important factor into consideration: The stocks they purchase must be attractively priced in relation to the company’s earnings and growth potential. A value stock’s price may be low because the company’s potential is being underestimated or because it is in an industry that is currently out of favor with investors. Often, companies in the portfolio are undergoing positive changes that may improve their earnings and growth potential. Catalysts for change can include restructuring,

Putnam Mid Cap Value Fund holdings have spanned industries over time.

introduction of new products, new management, acquisitions, or streamlining of operations to cut costs.

Of course, such changes can take time. As noted in the fund’s first annual report to shareholders in April 2000, “Once the stock is in the portfolio, patience is called for while waiting for the positive change that can lift the stock’s share price. Accordingly, investors should understand that this fund is most appropriate for those with long-term investment horizons.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedi-
cated team of stock analysts, the fund’s
management team seeks attractive
value stocks. Once a stock is selected
for the portfolio, it is regularly assessed
by members of the team to ensure
that it continues to meet their criteria,
including:

Valuation They carefully consider how
each stock is valued, seeking stocks
whose valuations are attractive relative
to the company’s profitability potential.

Change They focus on company funda-
mentals against the broader context of
industry trends to identify whether
individual companies possess a catalyst
for positive change.

Quality They look for high-quality
companies, seeking characteristics
such as sound balance sheets, profitable
business models, and competent
management.

Identified holdings were held during the specific year; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 9 and 31.

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market’s mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.

Highlights
* For the six months ended October 31, 2005, Putnam Mid Cap Value Fund’s class A shares returned 9.08% without sales charges.
* The fund’s benchmark, the Russell Midcap Value Index, returned 9.83%.
* The average return for the fund’s Lipper category, Mid-Cap Value Funds, was 8.49%.
* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance Total return for class A shares for periods ended 10/31/05

	Annualized return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 11/1/99)	13.58%	12.56%	114.81%	103.55%

5 years	11.62	10.41	73.24	64.11

1 year	16.02	9.95	16.02	9.95

6 months	--	--	9.08	3.34

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

Your fund had positive absolute performance for the six-month period, outperforming its Lipper category average, but underperforming its benchmark index, based on results at net asset value (NAV, or without sales charges). While the fund’s overweight position in the top-performing energy sector, together with strong stock selection in that area, was most beneficial, the primary factor for the underperformance was not due to sector weighting or positioning. Rather, it was due to select holdings (several of which are discussed later in this report) that were overly punished by the marketplace; we believe that in most cases this overreaction was unwarranted. Your fund’s strength relative to the average for its Lipper peer group is attributable to standout performance from individual holdings.

Market overview

During the six-month period, U.S. equity markets were bolstered by strong corporate earnings and stable economic indicators, ending the period on a positive note across the board. Overall, investors appeared to believe that the economy was on track, though as the period wore on, that confidence was tested by several themes: soaring oil prices, a continuing stream of interest-rate increases by the Federal Reserve Board (the Fed), and the series of storms that ripped across the Gulf Coast.

With demand already outpacing supply over the summer months, the energy situation was intensified in September by hurricanes that curtailed production and refining in the Gulf of Mexico. Oil and gas prices advanced to new record highs during the market’s third quarter: crude oil rose 17%, gasoline climbed 36%, and natural gas leaped 99%. Although the effect of this gas pump “shock” was reflected in progressive declines in consumer confi-dence, indicators of the overall health of the U.S. economy remained generally optimistic, with manufacturing and job creation keeping pace.

Throughout the period, the Fed continued its program of gradual increases in the federal funds rate.

U.S. investors took the increases in stride, but paid close attention to accompanying Fed statements. The Fed never wavered from its campaign of “measured” rate increases, but Chairman Alan Greenspan was able to calm worries about the strength and flexibility of the U.S. economy while cautioning the market about the risks of prolonged speculative behavior in the housing market. Despite the threat of creeping inflation, sagging consumer confidence, and energy costs, investor confidence ultimately rallied with the nomination of a new Fed chief, Ben Bernanke, and on news of robust third-quarter GDP growth, to end the six-month period in positive territory.

Strategy overview

Although top-down macroeconomic, market, and sector analysis is a key consideration in the fund’s investment process, it is secondary to the bottom-up stock-picking focus used by your management team. We believe that if we choose stocks appropriately, the fund should outperform its benchmark over time. Our investment approach is to seek stocks of companies that we believe have well-defined objectives and strategies for improving shareholder value, as well as management teams that appear able to execute those strategies successfully. We target mid-cap stocks with valuations that we consider reasonable in light of our estimate of the company’s one- to two-year growth prospects.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 10/31/05.

Equities
Russell Midcap Value Index (midsize-company value stocks)	9.83%

Russell Midcap Growth Index (midsize-company growth stocks)	11.37%

Russell 2000 Index (small-company stocks)	12.25%

S&P 500 Index (broad stock market)	5.27%

Bonds
Lehman Aggregate Bond Index (broad bond market)	0.15%

Lehman Credit Index (corporate bonds)	0.08%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.50%

Throughout the period, we sought to take advantage of attractive value opportunities throughout all industry sectors. We focused on selecting stocks through bottom-up analysis -- identifying companies with strong fundamentals relative to their prices. The top contributor to relative returns for the period was the energy sector, which we had overweighted relative to the benchmark. Solid stock selection within the sector further boosted performance. The fund’s overweight exposure to the health-care sector was also beneficial. Basic materials and consumer staples were weak, both in overall performance and stock selection.

During the period, several holdings had strong performance and we sold or trimmed positions to lock in profits. We used the proceeds from these sales to purchase stocks that we considered attractive value opportunities, and we believe they will prove their worth over time.

Your fund’s holdings

The fund benefited during this period from strong holdings in several areas, including health care. One such holding that proved rewarding was Omnicare, a pharmaceutical and clinical research company that manages pharmacies at long-term care facilities. This is a company that we have known for years, from its small-cap beginnings to its more recent growth into the mid-cap universe. Omnicare’s stock is relatively cheap, the

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

company’s fundamentals are improving, and it is in the process of integrating NeighborCare, an acquired company that we believe will bring useful synergies to Omnicare. We are planning to continue to add to the fund’s position.

While the fund benefited from its overweight position in the energy sector, long-term positions in two companies made particularly strong contributions. National Oilwell Varco, the result of a recent merger of two energy-related companies, manufactures and distributes equipment used by oil and gas drillers. As drilling initiatives have increased, so have the combined company’s revenues. Another company in the energy area that aided results is EOG Resources, a leading independent oil and natural gas exploration and production company with reserves around the globe. With energy prices soaring, and with the Gulf of Mexico resources temporarily shut down or diminished, the company continued to deliver high volumes of oil and natural gas and the stock appreciated accordingly. This company also has significant drilling prospects that could offer further value if they materialize.

While we seek to identify and purchase stocks that we believe will outperform over the long term, there are inevitably some that take longer than anticipated before they hit their stride. In addition, with the type of market volatility that we have been experiencing, investors will sometimes overreact to one piece of

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 10/31/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Sector
AmerisourceBergen Corp. (2.5%)	Health care

Chemtura Corp. (2.4%)	Basic materials

Omnicare, Inc. (2.3%)	Health care

Whirlpool Corp. (2.2%)	Consumer cyclicals

AmeriCredit Corp. (2.1%)	Financial

National-Oilwell, Inc. (2.1%)	Energy

Hughes Supply, Inc. (2.1%)	Consumer cyclicals

Office Depot, Inc. (2.1%)	Consumer cyclicals

Sherwin Williams Co. (2.0%)	Consumer cyclicals

Federated Investors, Inc. (1.9%)	Financial

disappointing news. This was the case with Chemtura Corporation, a specialty chemicals company that produces plastics additives. Chemtura (the result of the merger between Crompton Company and Great Lakes Chemical Corporation) missed a quarterly earnings target and the market overreacted, punishing the stock more than we think was warranted. We still believe in this company: it has top-notch management, good fundamentals, and a solid position in the market. Our analysis shows it to be undervalued and we have taken this opportunity to increase the fund’s position in this stock.

Another example of what we feel was undue market overreaction is Rite Aid, one of the nation’s leading drugstore chains. The company is in the midst of a turnaround that we believe will occur sooner rather than later. With its strong fundamentals, we consider Rite Aid attractively priced relative to its peers, and we have continued to increase the fund’s position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our market forecasters anticipate that further Fed interest-rate increases, combined with the lagging effect of prior rate increases and higher energy prices, will eventually constrain the U.S. economy, corporate profits, and investors’ appetite for risk. They also foresee a sharp divergence between the performance of sectors that stand to benefit from Gulf Coast and Florida hurricane repairs, such as energy and building materials, and those that will be impaired, including insurance companies and regional banks.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended October 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	114.81%	103.55%	105.44%	105.44%	105.36%	105.36%	108.57%	101.27%	111.76%	116.68%
Annual average	13.58	12.56	12.74	12.74	12.73	12.73	13.02	12.35	13.31	13.74

5 years	73.24	64.11	66.94	64.94	66.88	66.88	69.05	63.11	71.22	74.75
Annual average	11.62	10.41	10.79	10.53	10.78	10.78	11.07	10.28	11.36	11.81

1 year	16.02	9.95	15.17	10.17	15.17	14.17	15.48	11.40	15.75	16.32

6 months	9.08	3.34	8.66	3.66	8.66	7.66	8.83	5.00	8.91	9.21

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

12

Comparative index returns
For periods ended 10/31/05

		Lipper Mid-Cap
	Russell Midcap	Value Funds
	Value Index	category average*

Life of fund	104.42%	102.52%
Annual average	12.64	12.27

5 years	82.76	67.32
Annual average	12.82	10.66

1 year	19.50	14.51

6 months	9.83	8.49

Index and Lipper results should be compared to fund performance at net asset value.

*	Over the 6-month and 1-, 5-, and Life periods ended 10/31/05, there were 261, 248, 102, and 97 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 10/31/05

		Class A		Class B	Class C	Class M		Class R	Class Y
	Share value:	NAV	POP	NAV	NAV	NAV	POP†	NAV	NAV

	4/30/05	$13.88	$14.65	$13.62	$13.62	$13.71	$14.17	$13.81	$13.90

	10/31/05	15.14	15.98	14.80	14.80	14.92	15.42	15.04	15.18

*	The fund made no distributions during the period.
†	Reflects a reduction in sales charges that took effect on April 1, 2005.

Fund performance for most recent calendar quarter Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	123.04%	111.35%	113.35%	112.35%	113.41%	113.41%	116.67%	109.10%	119.93%	124.96%
Annual average	14.51	13.48	13.66	13.57	13.66	13.66	13.95	13.27	14.24	14.68

5 years	88.00	78.17	81.18	79.18	81.23	81.23	83.54	77.15	85.80	89.62
Annual average	13.46	12.25	12.62	12.37	12.63	12.63	12.91	12.12	13.19	13.65

1 year	22.60	16.16	21.66	16.66	21.65	20.65	22.02	17.72	22.25	22.89

6 months	8.86	3.15	8.39	3.39	8.46	7.46	8.62	4.80	8.70	8.99

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from May 1, 2005, to October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.43	$ 10.36	$ 10.36	$ 9.05	$ 7.74	$ 5.12

Ending value (after expenses)	$1,090.80	$1,086.60	$1,086.60	$1,088.30	$1,089.10	$1,092.10

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2005, use the calculation method below. To find the value of your investment on May 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.21	$ 10.01	$ 10.01	$ 8.74	$ 7.48	$ 4.94

Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,016.53	$1,017.80	$1,020.32

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Average annualized expense
ratio for Lipper peer group†	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Mid Cap Value Fund	89%	84%	45%	53%	108%

Lipper Mid-Cap Value Funds
category average	86%	73%	78%	110%	106%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on April 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are Portfolio Leaders of the fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

James Polk	2005					*

Portfolio Leader	2004					*

Edward Shadek	2005					*

Portfolio Leader	2004					*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,200,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Edward Shadek is also a Portfolio Leader of Putnam Small Cap Value Fund.

James Polk and Edward Shadek may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

During the year ended October 31, 2005, Portfolio Member Frederick Copper left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005			*

Chief Financial Officer	2004			*

Steven Krichmar	2005				*

Chief of Operations	2004	*

Francis McNamara, III	2005				*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005					*

Deputy Head of Investments	N/A

Sandra Whiston	2005			*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 10/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other invest- ment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee cate- gory. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 18th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ulti- mately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

75th	84th	40th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) The Trustees noted the disappointing performance for your fund for the one- and three-year periods ended December 31, 2004. In this regard, the Trustees considered that Putnam Management has made changes to the fund’s investment team and implemented a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 10/31/05 (Unaudited)

COMMON STOCKS (98.7%)*

	Shares	Value

Advertising and Marketing Services (0.8%)
Interpublic Group of Cos., Inc. (The) †	665,900	$6,878,747

Aerospace and Defense (1.0%)
L-3 Communications Holdings, Inc.	112,000	8,715,840

Banking (10.3%)
City National Corp.	176,700	12,966,246
Colonial Bancgroup, Inc.	365,300	8,895,055
Comerica, Inc.	165,900	9,585,702
Compass Bancshares, Inc. (S)	242,200	11,809,672
Cullen/Frost Bankers, Inc.	234,100	12,365,162
First Horizon National Corp.	172,900	6,687,772
Marshall & Ilsley Corp.	180,670	7,761,583
Webster Financial Corp.	184,000	8,495,280
Zions Bancorp.	144,170	10,592,170
		89,158,642

Beverage (1.5%)
Molson Coors Brewing Co. Class B	209,700	12,938,490

Building Materials (3.1%)
Sherwin Williams Co. #	401,500	17,083,825
Vulcan Materials Co.	154,170	10,021,050
		27,104,875

Chemicals (3.2%)
Chemtura Corp.	1,924,100	20,587,870
Rohm & Haas Co. (S)	166,400	7,243,392
		27,831,262

Coal (0.9%)
CONSOL Energy, Inc.	126,800	7,722,120

Communications Equipment (1.2%)
Avaya, Inc. †	626,600	7,218,432
Lucent Technologies, Inc. † (S)	1,141,500	3,253,275
		10,471,707

Computers (1.3%)
Logitech International SA ADR (Switzerland) † (S)	293,800	11,270,168

Consumer Finance (2.1%)
AmeriCredit Corp. † (S)	816,500	18,248,775

Consumer Goods (2.5%)
Alberto-Culver Co.	365,200	15,853,332
Estee Lauder Cos., Inc. (The) Class A	181,300	6,013,721
		21,867,053

COMMON STOCKS (98.7%)* continued

	Shares	Value

Containers (2.2%)
Ball Corp.	180,400	$7,102,348
Owens-Illinois, Inc. †	609,900	11,612,496
		18,714,844

Distributors (2.1%)
Hughes Supply, Inc. #	535,400	17,909,130

Electric Utilities (6.6%)
Ameren Corp. (S)	115,600	6,080,560
American Electric Power Co., Inc.	201,900	7,664,124
Edison International	191,100	8,362,536
Energy East Corp.	236,900	5,650,065
PG&E Corp.	203,400	7,399,692
PPL Corp.	290,800	9,113,672
Progress Energy, Inc.	78,380	3,416,584
Wisconsin Energy Corp.	243,000	9,192,690
		56,879,923

Electronics (5.9%)
Amphenol Corp. Class A	259,300	10,364,221
Avnet, Inc. † (S)	286,700	6,608,435
Jabil Circuit, Inc. †	384,500	11,477,325
MEMC Electronic Materials, Inc. †	906,050	16,254,537
W.W. Grainger, Inc.	91,000	6,095,180
		50,799,698

Energy (2.1%)
National-Oilwell, Inc. †	289,600	18,091,312

Financial (2.6%)
CIT Group, Inc.	309,300	14,144,289
MGIC Investment Corp.	64,200	3,803,208
Radian Group, Inc.	88,600	4,616,060
		22,563,557

Forest Products and Packaging (0.7%)
Louisiana-Pacific Corp.	234,600	5,848,578

Health Care Services (6.7%)
AmerisourceBergen Corp.	281,900	21,500,513
Lincare Holdings, Inc. †	283,600	11,585,060
Omnicare, Inc.	374,000	20,233,400
Triad Hospitals, Inc. †	121,900	5,013,747
		58,332,720

Homebuilding (0.4%)
Toll Brothers, Inc. †	83,800	3,093,058

Household Furniture and Appliances (2.2%)
Whirlpool Corp.	246,000	19,311,000

COMMON STOCKS (98.7%)* continued

	Shares	Value

Insurance (2.9%)
Everest Re Group, Ltd. (Barbados)	138,200	$13,743,990
Mercury General Corp.	113,610	6,867,725
Stancorp Financial Group	48,100	4,430,010
		25,041,725

Investment Banking/Brokerage (4.4%)
Bear Stearns Cos., Inc. (The)	97,200	10,283,760
Federated Investors, Inc.	465,100	16,283,151
Nuveen Investments, Inc. Class A	287,800	11,647,266
		38,214,177

Leisure (1.1%)
Brunswick Corp.	254,300	9,696,459

Machinery (1.4%)
Terex Corp. †	224,300	12,329,771

Medical Technology (0.8%)
Hillenbrand Industries, Inc.	147,200	6,781,504

Metals (2.2%)
Phelps Dodge Corp.	103,400	12,456,598
United States Steel Corp. (S)	179,200	6,546,176
		19,002,774

Natural Gas Utilities (0.5%)
National Fuel Gas Co.	131,800	3,972,452

Oil & Gas (6.2%)
Amerada Hess Corp.	59,800	7,480,980
EOG Resources, Inc.	207,500	14,064,350
Newfield Exploration Co. †	301,200	13,653,396
Questar Corp.	125,600	9,891,000
Western Gas Resources, Inc.	190,100	8,231,330
		53,321,056

Pharmaceuticals (2.1%)
Mylan Laboratories, Inc.	435,700	8,369,797
Par Pharmaceutical Cos., Inc. † (S)	361,294	9,350,289
		17,720,086

Power Producers (0.5%)
AES Corp. (The) †	275,200	4,372,928

Real Estate (3.2%)
Archstone-Smith Operating Trust (R)	189,400	7,683,958
CB Richard Ellis Group, Inc. Class A †	137,300	6,707,105
CBL & Associates Properties (R)	174,600	6,521,310
General Growth Properties, Inc. (R)	157,900	6,707,592
		27,619,965

COMMON STOCKS (98.7%)* continued

	Shares	Value
Retail (5.9%)
Claire's Stores, Inc.	275,700	$7,181,985
Office Depot, Inc. †	649,900	17,891,747
Rite Aid Corp. † (S)	3,597,300	12,590,550
Ross Stores, Inc.	507,900	13,733,616
		51,397,898

Shipping (1.8%)
CNF Transportation, Inc.	186,580	10,498,857
Yellow Roadway Corp. †	106,100	4,822,245
		15,321,102

Technology Services (1.5%)
Ingram Micro, Inc. Class A †	701,700	12,700,770

Telecommunications (0.9%)
Earthlink, Inc. †	702,800	7,737,828

Toys (1.1%)
Mattel, Inc.	667,000	9,838,250

Trucks & Parts (0.8%)
Autoliv, Inc. (Sweden)	169,800	7,294,608

Waste Management (2.0%)
Allied Waste Industries, Inc. †	814,300	6,628,402
Republic Services, Inc.	290,500	10,269,174
		16,897,576

Total common stocks (cost $748,409,228)		$853,012,428

SHORT-TERM INVESTMENTS (7.7%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	22,036,774	$22,036,774
Short-term investments held as collateral for loaned
securities with yields ranging from 3.77% to 4.21%
and due dates ranging from November 1, 2005
to December 9, 2005 (d)	$44,596,913	44,585,740

Total short-term investments (cost $66,622,514)		$66,622,514

TOTAL INVESTMENTS
Total investments (cost $815,031,742)		$919,634,942

*	Percentages indicated are based on net assets of $864,360,713.
†	Non-income-producing security.
#	A portion of these securities were pledged and segregated with the custodian to cover margin requirements to futures contracts at October 31, 2005.
(S)	Securities on loan, in part or in entirety, at October 31, 2005.
(R)	Real Estate Investment Trust.
(d)	See Note 1 to the financial statements.
(e)	See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.
At October 31, 2005, liquid assets totaling $9,665,462 have been designated as collateral for open futures contracts.
ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 10/31/05 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P Mid 400 Index Mini (Long)	155	$5,413,100	Dec-05	$150,404
S&P 500 Index (Long)	19	4,234,300	Dec-05	80,997

Total				$231,401

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/05 (Unaudited)

ASSETS
Investment in securities, at value, including $43,032,817 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $792,994,968)	$897,598,168
Affiliated issuers (identified cost $22,036,774) (Note 5)	22,036,774

Cash	120,814

Dividends, interest and other receivables	346,116

Receivable for shares of the fund sold	1,481,331

Receivable for securities sold	1,449,816

Receivable for variation margin (Note 1)	225,086

Total assets	923,258,105

LIABILITIES
Payable for securities purchased	10,407,411

Payable for shares of the fund repurchased	1,764,877

Payable for compensation of Manager (Notes 2 and 5)	1,449,990

Payable for investor servicing and custodian fees (Note 2)	194,771

Payable for Trustee compensation and expenses (Note 2)	41,286

Payable for administrative services (Note 2)	1,718

Payable for distribution fees (Note 2)	367,546

Collateral on securities loaned, at value (Note 1)	44,585,740

Other accrued expenses	84,053

Total liabilities	58,897,392

Net assets	$864,360,713

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$661,040,557

Accumulated net investment loss (Note 1)	(299,966)

Accumulated net realized gain on investments (Note 1)	98,785,521

Net unrealized appreciation of investments	104,834,601

Total -- Representing net assets applicable to capital shares outstanding	$864,360,713

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($520,440,197 divided by 34,374,453 shares)	$15.14

Offering price per class A share
(100/94.75 of $15.14)*	$15.98

Net asset value and offering price per class B share
($259,779,462 divided by 17,555,369 shares)**	$14.80

Net asset value and offering price per class C share
($34,499,576 divided by 2,330,582 shares)**	$14.80

Net asset value and redemption price per class M share
($12,571,229 divided by 842,594 shares)	$14.92

Offering price per class M share
(100/96.75 of $14.92)*	$15.42

Net asset value, offering price and redemption price per class R share
($1,038,885 divided by 69,077 shares)	$15.04

Net asset value, offering price and redemption price per class Y share
($36,031,364 divided by 2,372,915 shares)	$15.18

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/05 (Unaudited)

INVESTMENT INCOME
Dividends	$ 5,761,839

Interest (including interest income of $228,987
from investments in affiliated issuers) (Note 5)	231,055

Securities lending	31,308

Total investment income	6,024,202

EXPENSES
Compensation of Manager (Note 2)	2,860,891

Investor servicing fees (Note 2)	1,219,522

Custodian fees (Note 2)	74,487

Trustee compensation and expenses (Note 2)	27,866

Administrative services (Note 2)	10,888

Distribution fees -- Class A (Note 2)	637,747

Distribution fees -- Class B (Note 2)	1,362,256

Distribution fees -- Class C (Note 2)	171,432

Distribution fees -- Class M (Note 2)	52,680

Distribution fees -- Class R (Note 2)	1,525

Other	20,989

Non-recurring costs (Notes 2 and 6)	3,966

Costs assumed by Manager (Notes 2 and 6)	(3,966)

Fees waived and reimbursed by Manager (Note 5)	(9,962)

Total expenses	6,430,321

Expense reduction (Note 2)	(106,153)

Net expenses	6,324,168

Net investment loss	(299,966)

Net realized gain on investments (Notes 1 and 3)	50,376,500

Net realized loss on futures contracts (Note 1)	(300,766)

Net unrealized appreciation of investments
and futures contracts, during the period	21,558,008

Net gain on investments	71,633,742

Net increase in net assets resulting from operations	$71,333,776

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	10/31/05*	4/30/05

Operations:
Net investment loss	$ (299,966)	$ (565,800)

Net realized gain on investments	50,075,734	76,087,149

Net unrealized appreciation of investments	21,558,008	7,601,083

Net increase in net assets resulting from operations	71,333,776	83,122,432

Distributions to shareholders: (Note 1)

From net investment income

Class A	--	(30,808)

Class R	--	(91)

Class Y	--	(71,198)

From net realized long-term gain on investments

Class A	--	(5,915,098)

Class B	--	(3,818,985)

Class C	--	(447,509)

Class M	--	(189,746)

Class R	--	(2,491)

Class Y	--	(427,188)

Redemption fees (Note 1)	2,542	3,185

Increase (decrease) from capital share transactions (Note 4)	(2,395,074)	6,045,300

Total increase in net assets	68,941,244	78,267,803

NET ASSETS
Beginning of period	795,419,469	717,151,666

End of period (including accumulated net investment
loss of $299,966 and $--, respectively)	$864,360,713	$795,419,469
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net asset value,
beginning of period	$13.88	$12.53	$9.67	$12.00	$10.71	$9.24

Investment operations:
Net investment income (a)	.01(d)	.03(d,e)	.05	.05	.05	.10(g)

Net realized and unrealized
gain (loss) on investments	1.25	1.51	2.82	(2.17)	1.37	2.69

Total from
investment operations	1.26	1.54	2.87	(2.12)	1.42	2.79

Less distributions:
From net investment income	--	--(f )	(.01)	(.06)	(.08)	(.11)

From net realized gain
on investments	--	(.19)	--	(.15)	(.05)	(1.21)

Total distributions	--	(.19)	(.01)	(.21)	(.13)	(1.32)

Redemption fees	--(f )	--(f )	--	--	--	--

Net asset value,
end of period	$15.14	$13.88	$12.53	$9.67	$12.00	$10.71

Total return at
net asset value (%)(b)	9.08*	12.31	29.72	(17.67)	13.40	32.38

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$520,440	$455,115	$378,117	$293,124	$298,662	$55,220

Ratio of expenses to
average net assets (%)(c)	.61* (d)	1.30(d)	1.28	1.28	1.24	1.08(g)

Ratio of net investment
income to average
net assets (%)	.09* (d)	.21(d,e)	.46	.54	.38	1.29(g)

Portfolio turnover (%)	37.08*	88.96	83.90	44.93	52.73	108.14

(Continued on next page)

Financial highlights (Continued)

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01%, based on average net assets per class A shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class A shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.55% based on average net assets per class A share for the period ended April 30, 2001.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

						Period
	Six months ended**		Year ended			1/16/01†-
	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net asset value,
beginning of period	$13.62	$12.39	$9.62	$11.96	$10.70	$10.03

Investment operations:
Net investment
income (loss) (a)	(.04)(d)	(.07)(d,e)	(.03)	(.02)	(.04)	--(g,f )

Net realized and unrealized
gain (loss) on investments	1.22	1.49	2.80	(2.17)	1.37	.69

Total from
investment operations	1.18	1.42	2.77	(2.19)	1.33	.69

Less distributions:
From net investment income	--	--	--	--(f )	(.02)	(.02)

From net realized gain
on investments	--	(.19)	--	(.15)	(.05)	--

Total distributions	--	(.19)	--	(.15)	(.07)	(.02)

Redemption fees	--(f )	--(f )	--	--	--	--

Net asset value,
end of period	$14.80	$13.62	$12.39	$9.62	$11.96	$10.70

Total return at
net asset value (%)(b)	8.66*	11.47	28.79	(18.28)	12.50	6.90*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$259,779	$259,429	$271,485	$228,248	$263,306	$30,166

Ratio of expenses to
average net assets (%)(c)	.99* (d)	2.05(d)	2.03	2.03	1.99	.58(g)*

Ratio of net investment
income (loss) to average
net assets (%)	(.28)* (d)	(.52)(d,e)	(.28)	(.22)	(.40)	.05(g)*

Portfolio turnover (%)	37.08*	88.96	83.90	44.93	52.73	108.14

(Continued on next page)

Financial highlights (Continued)

† Commencement of operations.

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% based on average net assets per class B shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class B shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class B share for the period ended April 30, 2001.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

						Period
	Six months ended**		Year ended			1/16/01†-
	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net asset value,
beginning of period	$13.62	$12.39	$9.62	$11.96	$10.69	$10.03

Investment operations:
Net investment
income (loss) (a)	(.04)(d)	(.07)(d,e)	(.03)	(.02)	(.04)	--(g,f )

Net realized and unrealized
gain (loss) on investments	1.22	1.49	2.80	(2.17)	1.38	.68

Total from
investment operations	1.18	1.42	2.77	(2.19)	1.34	.68

Less distributions:
From net investment income	--	--	--	--(f )	(.02)	(.02)

From net realized gain
on investments	--	(.19)	--	(.15)	(.05)	--

Total distributions	--	(.19)	--	(.15)	(.07)	(.02)

Redemption fees	--(f )	--(f )	--	--	--	--

Net asset value,
end of period	$14.80	$13.62	$12.39	$9.62	$11.96	$10.69

Total return at
net asset value (%)(b)	8.66*	11.47	28.79	(18.29)	12.56	6.81*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$34,500	$30,903	$30,149	$25,611	$30,286	$4,654

Ratio of expenses to
average net assets (%)(c)	.99* (d)	2.05(d)	2.03	2.03	1.99	.58(g)*

Ratio of net investment
income (loss) to average
net assets (%)	(.28)* (d)	(.52)(d,e)	(.29)	(.22)	(.39)	.05(g)*

Portfolio turnover (%)	37.08*	88.96	83.90	44.93	52.73	108.14

(Continued on next page)

Financial highlights (Continued)

† Commencement of operations.

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% based on average net assets per class C shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class C shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class C share for the period ended April 30, 2001.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

						Period
	Six months ended**		Year ended			1/16/01†-
	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net asset value,
beginning of period	$13.71	$12.44	$9.64	$11.97	$10.70	$10.03

Investment operations:
Net investment
income (loss) (a)	(.02)(d)	(.04)(d,e)	--(f )	--(f )	(.01)	.01(g)

Net realized and
unrealized gain (loss)
on investments	1.23	1.50	2.80	(2.16)	1.37	.68

Total from
investment operations	1.21	1.46	2.80	(2.16)	1.36	.69

Less distributions:
From net investment income	--	--	--	(.02)	(.04)	(.02)

From net realized gain
on investments	--	(.19)	--	(.15)	(.05)	--

Total distributions	--	(.19)	--	(.17)	(.09)	(.02)

Redemption fees	--(f )	--(f )	--	--	--	--

Net asset value,
end of period	$14.92	$13.71	$12.44	$9.64	$11.97	$10.70

Total return at
net asset value (%)(b)	8.83*	11.74	29.05	(18.04)	12.79	6.92*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$12,571	$13,306	$12,513	$10,478	$14,159	$1,641

Ratio of expenses to
average net assets (%)(c)	.87* (d)	1.80(d)	1.78	1.78	1.74	.51(g)*

Ratio of net investment
income (loss) to average
net assets (%)	(.15)* (d)	(.28)(d,e)	(.03)	.03	(.15)	.14(g)*

Portfolio turnover (%)	37.08*	88.96	83.90	44.93	52.73	108.14

(Continued on next page)

Financial highlights (Continued)

† Commencement of operations.

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the periods ended October 31, 2005 and April 30, 2005 reflect a reduction of less than 0.01% based on average net assets per class M shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class M shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class M share for the period ended April 30, 2001.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

				Period
	Six months ended**	Year ended		4/1/03†-
	10/31/05	4/30/05	4/30/04	4/30/03

Net asset value,
beginning of period	$13.81	$12.50	$9.67	$9.00

Investment operations:
Net investment income (loss) (a)	(.01)(d)	(.03)(d,e)	.03	--(f )

Net realized and unrealized
gain on investments	1.24	1.54	2.82	.67

Total from
investment operations	1.23	1.51	2.85	.67

Less distributions:
From net investment income	--	(.01)	(.02)	--

From net realized gain
on investments	--	(.19)	--	--

Total distributions	--	(.20)	(.02)	--

Redemption fees	--(f )	--(f )	--	--

Net asset value,
end of period	$15.04	$13.81	$12.50	$9.67

Total return at
net asset value (%)(b)	8.91*	12.06	29.43	7.44*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,039	$345	$15	$1

Ratio of expenses to
average net assets (%)(c)	.74* (d)	1.55(d)	1.53	.13*

Ratio of net investment income (loss)
to average net assets (%)	(.08)* (d)	(.18)(d,e)	.21	.02*

Portfolio turnover (%)	37.08*	88.96	83.90	44.93

† Commencement of operations.

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the periods ended October 31, 2005 and April 30, 2005, reflect a reduction less than 0.01% based on average net assets per class R shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class R shares (Note 6).

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

					Period
	Six months ended**		Year ended		4/2/02†-
	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02

Net asset value,
beginning of period	$13.90	$12.55	$9.68	$12.00	$12.34

Investment operations:
Net investment income (a)	.03(d)	.06(d,e)	.08	.08	--(f )

Net realized and unrealized
gain (loss) on investments	1.25	1.51	2.83	(2.17)	(.34)

Total from
investment operations	1.28	1.57	2.91	(2.09)	(.34)

Less distributions:
From net investment income	--	(.03)	(.04)	(.08)	--

From net realized gain
on investments	--	(.19)	--	(.15)	--

Total distributions	--	(.22)	(.04)	(.23)	--

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$15.18	$13.90	$12.55	$9.68	$12.00

Total return at
net asset value (%)(b)	9.21*	12.53	30.06	(17.44)	(2.76)*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$36,031	$36,322	$24,872	$15,852	$17,236

Ratio of expenses to
average net assets (%)(c)	.49* (d)	1.05(d)	1.03	1.03	.08*

Ratio of net investment income
to average net assets (%)	.22* (d)	.45(d,e)	.71	.79	--(g)*

Portfolio turnover (%)	37.08*	88.96	83.90	44.93	52.73

(Continued on next page)

Financial highlights (Continued)

† Commencement of operations.

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the periods ended October 31, 2005 and April 30, 2005, reflect a reduction less than 0.01% based on average net assets per class Y shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class Y shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Mid Cap Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), which is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2005, the value of securities loaned amounted to $43,032,817. The fund received cash collateral of $44,585,740 which is pooled with collateral of other Putnam funds into 16 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $815,898,314, resulting in gross unrealized appreciation and depreciation of $137,721,553 and $33,984,925, respectively, or net unrealized appreciation of $103,736,628.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classi-fication or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the six months ended October 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the six months ended October 31, 2005, Putnam Management has assumed $3,966 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the six months ended October 31, 2005, the fund paid PFTC $1,294,009 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2005, the fund’s expenses were reduced by $106,153 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $376, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of

Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00%, 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $37,485 and $391 from the sale of class A and class M shares, respectively, and received $163,685 and $1,044 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2005, Putnam Retail Management, acting as underwriter, received $28 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $313,218,718 and $323,999,125, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 10/31/05:
Shares sold	5,613,203	$84,656,632

Shares issued
in connection
with reinvestment
of distributions	--	--

	5,613,203	84,656,632

Shares
repurchased	(4,025,312)	(60,761,714)

Net increase	1,587,891	$23,894,918

Year ended 4/30/05:
Shares sold	11,513,591	$ 155,798,070

Shares issued
in connection
with reinvestment
of distributions	410,863	5,727,445

	11,924,454	161,525,515

Shares
repurchased	(9,308,163)	(124,845,609)

Net increase	2,616,291	$36,679,906

CLASS B	Shares	Amount
Six months ended 10/31/05:
Shares sold	1,471,591	$ 21,746,160

Shares issued
in connection
with reinvestment
of distributions	--	--

	1,471,591	21,746,160

Shares
repurchased	(2,967,130)	(43,704,622)

Net decrease	(1,495,539)	$(21,958,462)

Year ended 4/30/05:
Shares sold	4,063,623	$ 54,086,695

Shares issued
in connection
with reinvestment
of distributions	257,231	3,529,207

	4,320,854	57,615,902

Shares
repurchased	(7,184,212)	(94,756,339)

Net decrease	(2,863,358)	$(37,140,437)

CLASS C	Shares	Amount
Six months ended 10/31/05:
Shares sold	292,132	$ 4,330,483

Shares issued
in connection
with reinvestment
of distributions	--	--

	292,132	4,330,483

Shares
repurchased	(230,063)	(3,395,558)

Net increase	62,069	$ 934,925

Year ended 4/30/05:
Shares sold	538,376	$ 7,144,092

Shares issued
in connection
with reinvestment
of distributions	28,182	386,652

	566,558	7,530,744

Shares
repurchased	(730,796)	(9,648,960)

Net decrease	(164,238)	$(2,118,216)

CLASS M	Shares	Amount
Six months ended 10/31/05:
Shares sold	90,774	$ 1,350,035

Shares issued
in connection
with reinvestment
of distributions	--	--

	90,774	1,350,035

Shares
repurchased	(218,536)	(3,240,684)

Net decrease	(127,762)	$(1,890,649)

Year ended 4/30/05:
Shares sold	337,541	$ 4,444,879

Shares issued
in connection
with reinvestment
of distributions	13,327	183,932

	350,868	4,628,811

Shares
repurchased	(386,049)	(5,058,257)

Net decrease	(35,181)	$ (429,446)

CLASS R	Shares	Amount
Six months ended 10/31/05:
Shares sold	56,340	$ 849,773

Shares issued
in connection
with reinvestment
of distributions	--	--

	56,340	849,773

Shares
repurchased	(12,238)	(184,437)

Net increase	44,102	$ 665,336

Year ended 4/30/05:
Shares sold	26,995	$ 363,726

Shares issued
in connection
with reinvestment
of distributions	186	2,582

	27,181	366,308

Shares
repurchased	(3,446)	(46,094)

Net increase	23,735	$ 320,214

CLASS Y	Shares	Amount
Six months ended 10/31/05:
Shares sold	711,366	$ 10,669,662

Shares issued
in connection
with reinvestment
of distributions	-	--

	711,366	10,669,662

Shares
repurchased	(950,735)	(14,710,804)

Net decrease	(239,369)	$ (4,041,142)

Year ended 4/30/05:
Shares sold	1,243,568	$ 16,949,603

Shares issued
in connection
with reinvestment
of distributions	35,727	498,386

	1,279,295	17,447,989

Shares
repurchased	(648,862)	(8,714,710)

Net increase	630,433	$ 8,733,279

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the six months ended October 31, 2005, management fees paid were reduced by $9,962 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $228,987 for the six months ended October 31, 2005. During the six months ended October 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $185,405,007 and $177,107,609, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management's brokerage allocation practices, on October 13, 2005 the fund received $78,923 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management

have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended October 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Lehman Brothers, Merrill Lynch, and JP Morgan Clearing. Commissions paid to these firms together represented approximately 35% of the total brokerage commissions paid for the year ended October 31, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA075 229322 12/05

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee:

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment
Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/ Charles E. Porter Charles E. Porter Principal Executive Officer Date: December 29, 2005

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: December 29, 2005